LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
SCHEDULE OF INCOME (LOSS) PER SHARE

	2024	2023	2022

Numerator Net loss	$(56,695,823)	$(20,267,365)	$(21,036,690)
Denominator
Weighted average number of common shares outstanding	60,246,653	40,099,752	36,739,857
Weighted average number of common shares outstanding - diluted	60,246,653	40,099,752	36,739,857
Basic and diluted loss per share	$(0.94)	$(0.51)	$(0.57)